Exhibit 10.1

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT is entered into this 21st day of September 2016 (this “Amendment”), by and among Navistar International Corporation, a Delaware corporation (the “Company”), and the other persons and entities signatory hereto (each, a “Holder” and together the “Holders”).

WHEREAS, the Company and the Holders have entered into a Registration Rights Agreement, dated as of October 5, 2012 (the “Registration Agreement”), pursuant to which, among other things, the Company has granted the Holders certain rights to include their Registrable Securities in certain registration statements filed by the Company under the Securities Act;

WHEREAS, the Company is preparing to file a registration statement on Form S-3 to register, among other things, the offer and sale from time to time of its equity securities under the Securities Act and in connection therewith has provided the Holders with the opportunity to include its Registrable Securities in such registration statement in accordance with the Registration Agreement; and

WHEREAS, the Company believes that it would not be in the best interests of the Company to include any of the Holders’ Registrable Securities in such registration statement or any subsequent offering by the Company with respect to its securities registered under such registration statement and the Holders have agreed to the Company’s request to waive any rights they have under the Registration Agreement to include the Holders’ Registrable Securities in such registration statement pursuant to that certain waiver letter attached hereto as Exhibit A (the “Waiver”), in exchange for and in consideration of the amendments to the Registration Agreement as described in this Amendment.

Section 1.    Amendment to Registration Agreement. The fourth sentence in Section 2.01(a) of the Registration Agreement shall be amended and restated in its entirety to read:

“The Company shall not be obliged under this Section 2.01(a) to effect more than one (1) Demand Registration during any twelve month period or four (4) Demand Registrations in total.”

Section 2.    Confirmation of Registration Agreement. Other than as expressly modified pursuant to this Amendment, all of the terms, conditions and other provisions of the Registration Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms. The Company acknowledges and agrees that the Holders have not waived or agreed to waive any rights under the Registration Agreement except as specifically set forth in the Waiver.

Section 3.    Effect of Amendment. Upon the execution and delivery of this Amendment, the Registration Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Registration Agreement, and this Amendment and the Registration Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Registration Agreement.

Section 4.    References. All references to the Registration Agreement (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) shall refer to the Registration Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Registration Agreement (as amended hereby) and references in the Registration Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to October 5, 2012. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Registration Agreement.

Section 5.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, electronic delivery or otherwise) to the other parties. Signatures to this Amendment transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

Section 6.    Governing Law; Etc. The terms and provisions of Section 4.10 of the Registration Agreement are incorporated herein mutatis mutandis. The Company acknowledges that the Holders intend to file this Amendment as an exhibit to their Schedule 13D.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Curt A. Kramer
Name:	Curt A. Kramer
Title:	Corporate Secretary

Signature page to Amendment No. 1 to Registration Rights Agreement

MHR CAPITAL PARTNERS MASTER ACCOUNT LP
MHR CAPITAL PARTNERS (100) LP

By:	MHR Advisors LLC
Its:	General Partner

By:	/s/ Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

MHR INSTITUTIONAL PARTNERS III LP

By:	MHR Institutional Advisors III LLC
Its:	General Partner

By:	/s/ Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Registration Rights Agreement

EXHIBIT A

NAVISTAR INTERNATIONAL CORPORATION

NOTICE AND WAIVER OF REGISTRATION RIGHTS

September 21, 2016

These materials do not contain or constitute an offer of securities for sale or an invitation or offer to the public or form of application to subscribe for securities.

Reference is hereby made to that certain Registration Rights Agreement, effective as of October 5, 2012 (the “Registration Rights Agreement”), by and among Navistar International Corporation, a Delaware corporation (the “Company”) and the other persons and entities signatory thereto. Terms not defined herein shall have the meaning as set forth in the Registration Rights Agreement.

Pursuant to Section 2 of the Registration Rights Agreement, the Company granted certain registration rights to you with respect to your shares of common stock of the Company. This letter constitutes notice, as required by Section 2.02 of the Registration Rights Agreement, and is made in connection with a contemplated registration of the Company’s equity securities on Form S-3, as the Company intends to file with the Securities and Exchange Commission on or about September 22, 2016, under the Securities Act, as amended (the “Shelf Registration Statement”). You have indicated that you do not wish to exercise your right to include your Registrable Securities in the Shelf Registration Statement and are willing to waive your rights to include your Registrable Securities in the Shelf Registration Statement, including your right to receive 20 days advance notice of the anticipated filing of the Shelf Registration Statement. To do so, please sign and return to the Company this Notice and Waiver of Registration Rights (the “Waiver”) at your earliest convenience.

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By signing this Waiver, you acknowledge due notice from the Company regarding the anticipated filing of the Shelf Registration Statement and waive your rights under Section 2 of the Registration Rights Agreement with respect to the Shelf Registration Statement, including your right to receive 20 days advance notice of the anticipated filing of the Shelf Registration Statement. This Waiver will be binding on you and your successors, heirs, personal representatives and assigns. This Waiver shall lapse and become null and void if the filing of Shelf Registration Statement shall not have occurred on or before November 1, 2016.

NAVISTAR INTERNATIONAL CORPORATION

Dated: September 21, 2016	By:
Name:
Title:

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

MHR CAPITAL PARTNERS (100) LP

Dated: September 21, 2016	By:	MHR Advisors LLC
	Its:	General Partner

By:
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHR INSTITUTIONAL PARTNERS III LP

Dated: September 21, 2016	By:	MHR Institutional Advisors III LLC
	Its:	General Partner

By:
	Name:	Janet Yeung
	Title:	Authorized Signatory